UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 17, 2004

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On March 17, 2004 the Registrant issued a press release announcing that the Board of Directors of First Place Financial Corp. has authorized the repurchase of 750,000 shares of the Registrant’s issued and outstanding common stock over the next year. The shares will be acquired in the open market or in privately negotiated transactions in accordance with applicable regulations of the Securities and Exchange Commission. The information contained in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

c)	Exhibit No.	Description

	99.1	Press release of First Place Financial Corp. dated March 17, 2004, announcing the authorization of the Board of Directors to repurchase up to 750,000 shares of the Registrant’s common stock over the next year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: March 17, 2004	By:	/s/ David L. Mead
David L. Mead
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated March 17, 2004, announcing the authorization of the Board of Directors to repurchase up to 750,000 shares of the Registrant’s common stock over the next year.